UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2015

REDSTONE LITERARY AGENTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55049	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Oakland Hills Court, Fairfield, CA  94534
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 707.208.6368

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in the Registrant’s Certifying Accountant.

On October 28, 2015, Cutler & Co., LLC resigned as our independent registered public accounting firm as it is merging its SEC auditing practice with Pritchett, Siler & Hardy, PC of Salt Lake City, Utah. On October 28, 2015, we engaged Pritchett, Siler & Hardy, PC, as our new independent registered public accounting firm. The change of our independent registered public accounting firm from Cutler & Co., LLC to Pritchett, Siler & Hardy, PC was approved by our board of directors.

Cutler & Co., LLC’s report on our financial statements for our fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our fiscal years ended December 31, 2014 and 2013 and in the subsequent interim period through the date of resignation, there were no disagreements, resolved or not, with Cutler & Co., LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreement, if not resolved to the satisfaction of Cutler & Co., LLC, would have caused Cutler & Co., LLC to make reference to the subject matter of the disagreement in connection with its report.

During our fiscal years ended December 31, 2014 and 2013 and in the subsequent interim period through the date of resignation, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Cutler & Co., LLC with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this current report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of the letter provided from Cutler & Co., LLC is filed as Exhibit 16.1 to this current report on Form 8-K.

During our fiscal years ended December 31, 2014 and 2013 and in the subsequent interim period through the date of appointment, we have not consulted with Pritchett, Siler & Hardy, PC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Pritchett, Siler & Hardy, PC provided to us a written report or oral advice that Pritchett, Siler & Hardy, PC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with Pritchett, Siler & Hardy, PC regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

16.1 Letter from Cutler & Co., LLC dated October 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDSTONE LITERARY AGENTS, INC.

/s/ James P. Geiskopf
James P. Geiskopf
President, Secretary, Treasurer and Director

October 29, 2015